[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) TOTAL
                              RETURN SERIES

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGERS
David M. Calabro*                                        For additional information,
Kenneth J. Enright*                                      contact your investment professional.
Geoffrey L. Kurinsky*
Constantinos Mokas*                                      CUSTODIAN
Lisa B. Nurme*                                           State Street Bank and Trust Company

TREASURER                                                WORLD WIDE WEB
James O. Yost*                                           www.mfs.com

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class shares provided a total return of 2.63% and Service Class shares 2.57%. These results include the reinvestment of any distributions and compare to returns of -0.42% and 4.18%, respectively, for the series' benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The S&P 500 is a popular, unmanaged index of common stocks. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt. Over the same period, the average balanced fund tracked by Lipper Inc., an independent firm that reports performance, returned 1.34%.

Among energy stocks, oil services as well as exploration and production companies provided a boost to performance. These stocks are typically very sensitive to oil and natural gas price changes and benefited immensely from rising prices. We've anticipated this favorable business environment for some time now and it has worked very well in recent months. In the insurance sector, a few of the portfolio's holdings produced exceptional performance. Recently, the Dutch financial services company ING Groep agreed to buy ReliaStar Financial Corp., which caused our position in ReliaStar to nearly double in price. This news sparked a rally in the insurance industry, as investors began to recognize the strong fundamental business outlooks and the potential for further consolidation among insurance companies.

We also took advantage of some weakness in pharmaceutical stock prices in the early part of the year to increase our positions in high-quality companies with strong long-term track records. Stocks such as Pharmacia and Abbott Laboratories came back strong in the second quarter, and we think they still offer attractive growth opportunities at compelling valuations.

While value stocks have rallied recently, it's difficult to predict whether this trend will continue. But our feeling is that there is still plenty of upside for more reasonably priced stocks with good fundamental growth prospects, especially if interest rates and the economic backdrop remain uncertain. We think more defensive stocks in noncyclical sectors of the economy, such as consumer nondurables and health care stocks, have the potential to outperform aggressive growth stocks in this environment.

With regard to our bond holdings during the period, as corporate bonds and mortgage-backed securities recovered in the first quarter of 2000, we decided to secure some profits and decrease our positions in these sectors. At the same time, we shifted some assets into U.S. Treasuries as the outlook for government securities appeared to brighten. We felt this strategy worked well, especially following the government's announced plans to buy back nearly $30 billion of longer-maturity Treasuries during the year. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) With corporate bonds, we also found ourselves in the right areas of the market. Our positioning in various telecommunications and media issues proved particularly beneficial.

What makes this portfolio different from other balanced portfolios is the fact that we remain committed to our disciplined approach to asset allocation, unlike managers of many balanced portfolios who often take on additional risks by increasing their exposure to aggressive growth stocks. We maintain a roughly 60% equity and 40% fixed-income and cash investment mix because we believe this is what investors expect from a balanced portfolio. We believe this strategy provides the right balance of growth and income potential.

Looking forward, while certain pockets of the market remain overvalued in our view, we are still finding some quality companies at what we think are attractive prices. In addition, we feel there is potential for strong corporate earnings across a wide range of industries. However, we intend to proceed with some caution given the Federal Reserve Board's determination to slow down the economy. In light of the current economic uncertainty, the market is beginning to behave as we would expect -- defensive, value-oriented stocks have been rebounding, while growth stocks have suffered. Whether this current trend will persist is difficult to determine. As a result, we believe it makes sense for investors to maintain a well-diversified portfolio.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager

    (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the lead portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; and Lisa B. Nurme, Senior Vice President, are the series' portfolio managers. Mr. Calabro is the head of the portfolio management team and a manager of the equity portion of the series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1986. Mr. Kurinsky, the manager of the series' fixed-income securities, has been employed by MFS since 1987. Mr. Mokas, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1990. Ms. Nurme, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception:  Initial Class  January 3, 1995
                  Service Class  May 1, 2000

Size: $273.4 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                 6 Months          1 Year         3 Years         5 Years           Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return            +2.63%          +0.65%         +29.43%         +85.31%        +109.95%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return          --            +0.65%         + 8.98%         +13.13%        + 14.47%
---------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                 6 Months          1 Year         3 Years         5 Years           Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return            +2.57%          +0.59%         +29.36%         +85.20%        +109.83%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return          --            +0.59%         + 8.96%         +13.12%        + 14.46%
---------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, January 3, 1995, through
  June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 51.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 45.1%
  Aerospace - 1.9%
    Boeing Co.                                                          39,200             $  1,639,050
    Honeywell International, Inc.                                       23,300                  784,919
    TRW, Inc.                                                           36,491                1,582,797
    United Technologies Corp.                                           19,360                1,139,820
                                                                                           ------------
                                                                                           $  5,146,586
-------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Delphi Automotive Systems Corp.                                     88,400             $  1,287,325
    Ford Motor Co.                                                      10,300                  442,900
    Visteon Corp.*                                                       1,348                   16,345
                                                                                           ------------
                                                                                           $  1,746,570
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.4%
    Bank America Corp.                                                  33,000             $  1,419,000
    Bank of New York Co., Inc.                                          14,520                  675,180
    Bank One Corp.                                                       6,000                  159,375
    PNC Bank Corp.                                                      33,900                1,589,062
                                                                                           ------------
                                                                                           $  3,842,617
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                                           50,900             $  2,268,231
    Pharmacia Corp.                                                     43,645                2,255,901
                                                                                           ------------
                                                                                           $  4,524,132
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Hewlett-Packard Co.                                                  1,800             $    224,775
    International Business Machines Corp.                                2,540                  278,289
    Xerox Corp.                                                         15,300                  317,475
                                                                                           ------------
                                                                                           $    820,539
-------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Automatic Data Processing, Inc.                                     22,400             $  1,199,800
    United Parcel Service, Inc.                                          4,190                  247,210
                                                                                           ------------
                                                                                           $  1,447,010
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Motorola, Inc.                                                      36,400             $  1,057,875
    Telephone & Data Systems, Inc.                                      10,000                1,002,500
                                                                                           ------------
                                                                                           $  2,060,375
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Air Products & Chemicals, Inc.                                      29,100             $    896,644
    Rohm & Haas Co.                                                     59,800                2,063,100
                                                                                           ------------
                                                                                           $  2,959,744
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    Microsoft Corp.*                                                     8,000             $    640,000
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Eastern Enterprises Co.                                             15,000             $    945,000
    Tyco International Ltd.                                              3,002                  142,220
                                                                                           ------------
                                                                                           $  1,087,220
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Fortune Brands, Inc.                                                36,000             $    830,250
    Kimberly-Clark Corp.                                                 9,900                  568,013
                                                                                           ------------
                                                                                           $  1,398,263
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    Emerson Electric Co.                                                56,300             $  3,399,112
    General Electric Co.                                                 1,800                   95,400
                                                                                           ------------
                                                                                           $  3,494,512
-------------------------------------------------------------------------------------------------------
  Electronics
    Agilent Technologies, Inc.*                                            686             $     50,593
-------------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Devon Energy Corp.                                                  38,900             $  2,185,694
    Sierra Pacific Resources Co.                                        21,600                  271,350
                                                                                           ------------
                                                                                           $  2,457,044
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.2%
    Disney (Walt) Co.                                                    4,500             $    174,656
    Harrah's Entertainment, Inc.*                                       67,000                1,402,812
    Time Warner, Inc.                                                   17,440                1,325,440
    Viacom, Inc., "B"*                                                   6,835                  466,062
                                                                                           ------------
                                                                                           $  3,368,970
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    Citigroup, Inc.                                                     30,250             $  1,822,562
    Edwards (A.G.), Inc.                                                31,950                1,246,050
    Freddie Mac Corp.                                                   18,940                  767,070
    Merrill Lynch & Co., Inc.                                            8,500                  977,500
                                                                                           ------------
                                                                                           $  4,813,182
-------------------------------------------------------------------------------------------------------
  Financial Services - 1.7%
    AXA Financial, Inc.                                                 65,300             $  2,220,200
    Mellon Financial Corp.                                              66,100                2,408,519
                                                                                           ------------
                                                                                           $  4,628,719
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.8%
    Anheuser-Busch Cos., Inc.                                           11,000             $    821,563
    Archer-Daniels-Midland Co.                                          70,389                  690,692
    General Mills, Inc.                                                 21,600                  826,200
    Hershey Foods Corp.                                                  8,700                  421,950
    McCormick & Co., Inc.                                                8,500                  276,250
    Quaker Oats Co.                                                     23,300                1,750,412
                                                                                           ------------
                                                                                           $  4,787,067
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Bowater, Inc.                                                       10,100             $    445,663
-------------------------------------------------------------------------------------------------------
  Gas - 0.3%
    Sunoco, Inc.                                                        31,300             $    921,394
-------------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    HCA Healthcare Co.*                                                 18,000             $    546,750
-------------------------------------------------------------------------------------------------------
  Insurance - 5.5%
    Allstate Corp.                                                      10,900             $    242,525
    American International Group, Inc.                                   1,575                  185,063
    Chubb Corp.                                                         11,600                  713,400
    CIGNA Corp.                                                         10,200                  953,700
    Hartford Financial Services Group, Inc.                             66,900                3,742,219
    Jefferson Pilot Corp.                                               12,000                  677,250
    Lincoln National Corp.                                              56,600                2,044,675
    Marsh & McLennan Cos., Inc.                                         21,400                2,234,962
    MetLife, Inc.*                                                      23,620                  497,496
    ReliaStar Financial Corp.                                           26,600                1,394,837
    St. Paul Cos., Inc.                                                 66,400                2,265,900
                                                                                           ------------
                                                                                           $ 14,952,027
-------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                                                   51,900             $  1,920,300
    Ingersoll Rand Co.                                                  23,100                  929,775
    W.W. Grainger, Inc.                                                 14,200                  437,537
                                                                                           ------------
                                                                                           $  3,287,612
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.5%
    American Home Products Corp.                                        37,060             $  2,177,275
    Baxter International, Inc.                                           2,480                  174,375
    Bristol-Myers Squibb Co.                                            28,400                1,654,300
                                                                                           ------------
                                                                                           $  4,005,950
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Alcoa, Inc.                                                         11,400             $    330,600
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.5%
    Halliburton Co.                                                     67,600             $  3,189,875
    Noble Drilling Corp.*                                               90,100                3,710,994
                                                                                           ------------
                                                                                           $  6,900,869
-------------------------------------------------------------------------------------------------------
  Oils - 4.4%
    Apache Corp.                                                        20,500             $  1,205,656
    Chevron Corp.                                                        4,900                  415,581
    Coastal Corp.                                                       79,360                4,831,040
    Conoco, Inc., "A"                                                   62,600                1,377,200
    Exxon Mobil Corp.                                                   43,511                3,415,613
    Transocean Sedco Forex, Inc.                                        17,000                  908,438
                                                                                           ------------
                                                                                           $ 12,153,528
-------------------------------------------------------------------------------------------------------
  Photographic Products
    Eastman Kodak Co.                                                    1,000             $     59,500
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.8%
    Gannett Co., Inc.                                                   33,600             $  2,009,700
    New York Times Co.                                                  44,700                1,765,650
    Tribune Co.                                                         28,700                1,004,500
                                                                                           ------------
                                                                                           $  4,779,850
-------------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Burlington Northern Santa Fe Railway Co.                            35,100             $    805,106
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Equity Residential Properties Trust                                 26,400             $  1,214,400
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    McDonald's Corp.                                                    12,998             $    428,122
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Kroger Co.*                                                         65,900             $  1,453,919
    Safeway, Inc.*                                                      35,100                1,583,887
                                                                                           ------------
                                                                                           $  3,037,806
-------------------------------------------------------------------------------------------------------
  Telecommunications - 3.1%
    Alltel Corp.                                                        10,600             $    656,537
    AT&T Corp.                                                          15,750                  498,094
    Bell Atlantic Corp.                                                  4,700                  238,819
    GTE Corp.                                                           65,750                4,092,937
    SBC Communications, Inc.                                            60,744                2,627,178
    Sprint Corp.                                                         9,600                  489,600
                                                                                           ------------
                                                                                           $  8,603,165
-------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.3%
    Comcast Corp., "A"*                                                 17,600             $    712,800
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    CMS Energy Corp.                                                    10,200             $    225,675
    CP&L Energy, Inc.*                                                  24,700                  788,856
    Duke Energy Corp.                                                   26,600                1,499,575
    NiSource, Inc.                                                      40,000                  745,000
    Peco Energy Co.                                                      9,000                  362,813
    Pinnacle West Capital Corp.                                         24,400                  826,550
                                                                                           ------------
                                                                                           $  4,448,469
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.3%
    Columbia Energy Group                                               13,000             $    853,125
    El Paso Energy Corp.                                                10,500                  534,844
    National Fuel Gas Co.                                               37,000                1,803,750
    Washington Gas Light Co.                                            23,300                  560,656
    Williams Cos., Inc.                                                 61,600                2,567,950
                                                                                           ------------
                                                                                           $  6,320,325
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $123,227,079
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.8%
  France - 0.1%
    Axa (Insurance)                                                      1,900             $    299,267
-------------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Nippon Telegraph & Telephone Corp., ADR (Utilities - Telephone)     10,700             $    731,613
-------------------------------------------------------------------------------------------------------
  Netherlands - 3.2%
    Akzo Nobel N.V. (Chemicals)                                         71,600             $  3,041,547
    ING Groep N.V. (Financial Services)*                                36,402                2,460,255
    Royal Dutch Petroleum Co., ADR (Oils)                               51,680                3,181,550
                                                                                           ------------
                                                                                           $  8,683,352
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Nestle S.A. (Food and Beverage Products)                               815             $  1,631,699
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    BP Amoco PLC, ADR (Oils)                                            71,676             $  4,054,174
    Diageo PLC (Food and Beverage Products)*                           159,059                1,426,715
    HSBC Holdings PLC (Banks and Credit Cos.)*                         108,200                1,236,477
    SmithKline-Beecham PLC, ADR (Medical and Health Products)            7,560                  492,817
                                                                                           ------------
                                                                                           $  7,210,183
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 18,556,114
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $135,826,247)                                               $141,783,193
-------------------------------------------------------------------------------------------------------

Bonds - 38.7%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 38.4%
  Automotive - 2.6%
    DaimlerChrysler, 6.63s, 2001                                       $ 1,946             $  1,932,884
    DaimlerChrysler, 7.75s, 2003                                           415                  418,357
    DaimlerChrysler, 7.4s, 2005                                            672                  666,685
    Ford Credit Auto Owner Trust, 6.2s, 2002                               427                  424,677
    Ford Motor Credit Co., 6.7s, 2004                                    1,348                1,306,023
    Ford Motor Credit Co., 7.75s, 2007                                     952                  943,870
    Ford Motor Credit Co., 5.8s, 2009                                      333                  289,707
    Ford Motor Credit Co., 7.875s, 2010                                  1,019                1,018,816
    General Motors Corp., 9.4s, 2021                                       124                  141,304
                                                                                           ------------
                                                                                           $  7,142,323
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.5%
    Beaver Valley Funding Corp. II, 9s, 2017                           $   559             $    570,051
    Capital One Financial Corp., 7.25s, 2003                                50                   48,819
    Chase Manhattan Corp., 6.75s, 2004                                     495                  482,219
    Fleet National Bank, 5.75s, 2009                                       198                  171,116
    Midamerican Funding LLC, 5.85s, 2001                                   275                  272,021
    Midamerican Funding LLC, 6.927s, 2029                                  414                  344,556
    Midland Cogeneration Venture Corp., 10.33s, 2002                        28                   29,072
    Midland Funding Corp., 10.33s, 2002                                     27                   27,131
    Riggs National Corp., 9.65s, 2009                                      650                  643,500
    Socgen Real Estate Co., 7.64s, 2049##                                  151                  138,197
    State Street Corp., 7.65s, 2010                                        138                  137,757
    Washington Mutual Capital I, 8.375s, 2027                              157                  139,203
    Wells Fargo Bank N A, 7.8s, 2010                                     1,226                1,235,232
                                                                                           ------------
                                                                                           $  4,238,874
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Lyondell Chemical Co., 9.625s, 2007                                $   777             $    769,230
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Eaton Corp., 6.95s, 2004                                           $   164             $    160,484
    News America Holdings, Inc., 6.625s, 2008                               29                   26,590
    News America Holdings, Inc., 6.703s, 2034                              378                  359,697
                                                                                           ------------
                                                                                           $    546,771
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Kindercare Learning Centers, Inc., 9.5s, 2009                      $   150             $    138,000
-------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 2.7%
    American Airlines Pass-Through Trust, 6.855s, 2009                 $   210             $    204,623
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008          474                  464,579
    Beneficial Home Equity Loan Trust, 6.731s, 2037                        146                  145,753
    Chase Commercial Mortgage Securities Corp., 6.39s, 2008                328                  306,557
    Chase Commercial Mortgage Securities Corp., 7.543s, 2032               155                  155,178
    Commerce 2000, 6.93s, 2011                                             502                  502,000
    Commerce 2000, 6.95s, 2011                                             288                  288,509
    Continental Airlines Pass-Through Trust, Inc., 9.5s, 2013               22                   22,512
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017             65                   59,181
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019             85                   76,301
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020            794                  737,349
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                         100                   86,750
    Criimi Mae Corp., 6.701s, 2008                                         169                  151,413
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                               817                  812,660
    GS Mortgage Securities Corp. II, 6.06s, 2030                           815                  779,416
    Northwest Airlines Pass-Through Trust, 8.072s, 2019                    348                  349,274
    Residential Accredit Loans, Inc., 6.75s, 2028                          615                  579,059
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                   1,712                1,679,318
                                                                                           ------------
                                                                                           $  7,400,432
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    American Tower Corp., 5s, 2010                                     $   410             $    415,125
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    Hearst Argyle Television, Inc., 7.5s, 2027                         $ 1,099             $    927,106
    Time Warner Entertainment Co. LP, 8.375s, 2033                         300                  302,445
    Time Warner, Inc., 10.15s, 2012                                        591                  678,255
    Time Warner, Inc., 6.625s, 2029                                        209                  172,515
                                                                                           ------------
                                                                                           $  2,080,321
-------------------------------------------------------------------------------------------------------
  Finance - 0.1%
    Countrywide Funding Corp., 6.25s, 2009                             $   190             $    165,764
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Associates Corp., 5.75s, 2003                                      $ 1,210             $  1,149,681
    Associates Corp., 5.5s, 2004                                         1,207                1,120,736
    AT&T Capital Corp., 6.25s, 2001                                        120                  118,608
    General Motors Acceptance Corp., 6.75s, 2002                           485                  476,750
    General Motors Acceptance Corp., 5.95s, 2003                           257                  247,419
    General Motors Acceptance Corp., 7.625s, 2004                          967                  969,040
    Goldman Sachs Group LP, 5.9s, 2003                                   1,300                1,251,133
    GS Escrow Corp., 6.75s, 2001                                           461                  447,855
    Salton Sea Funding Corp., 7.84s, 2010                                  325                  317,330
    Sunamerica Institutional, 5.75s, 2009                                  295                  257,296
                                                                                           ------------
                                                                                           $  6,355,848
-------------------------------------------------------------------------------------------------------
  Financial Services - 2.8%
    AIG Sunamerica Global Financing I, 7.4s, 2003                      $   639             $    640,489
    AIG Sunamerica Global Financing II, 7.6s, 2005                       1,000                1,010,440
    Bellsouth Capital Funding Corp., 7.75s, 2010                           482                  482,019
    Deere (John) Capital Corp., 7s, 2002                                   232                  230,476
    General Electric Capital Corp., 7.5s, 2005                             504                  509,171
    General Electric Capital Corp., 8.7s, 2007                             358                  385,063
    General Electric Capital Corp., 8.75s, 2007                            128                  138,862
    General Electric Capital Corp., 8.85s, 2007                            169                  183,874
    General Electric Capital Corp., 8.5s, 2008                             211                  227,880
    General Electric Capital Corp., 7.375s, 2010                           406                  410,897
    Morgan (JP) Commercial Mortgage Finance Corp., 6.931s, 2010            275                  275,183
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s, 2030            162                  153,933
    Morgan Stanley Dean Witter, 7.75s, 2005                                322                  324,225
    Morgan Stanley Group, Inc., 7.125s, 2003                               426                  423,269
    Sprint Capital Corp., 6.5s, 2001                                       970                  957,535
    Sprint Capital Corp., 5.875s, 2004                                     729                  684,363
    Sprint Capital Corp., 6.9s, 2019                                       835                  742,449
                                                                                           ------------
                                                                                           $  7,780,128
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Nabisco, Inc., 6.375s, 2035                                        $    70             $     62,586
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                           388                  382,548
    Seagram (Joseph E) & Sons, Inc., 6.4s, 2003                            505                  483,356
    Seagram (Joseph E) & Sons, Inc., 7.5s, 2018                            386                  369,240
                                                                                           ------------
                                                                                           $  1,297,730
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Georgia-Pacific Corp., 9.95s, 2002                                 $   658             $    681,267
    Georgia-Pacific Corp., 9.5s, 2022                                      500                  520,930
    U.S. Timberlands, 9.625s, 2007                                          30                   26,400
                                                                                           ------------
                                                                                           $  1,228,597
-------------------------------------------------------------------------------------------------------
  Housing - 0.1%
    Residential Funding Mortgage Securities, Inc., 7.66s, 2012         $   142             $    141,678
-------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Aflac, Inc., 6.5s, 2009                                            $   675             $    610,855
    Atlantic Mutual Insurance Co., 8.15s, 2028                             149                  117,443
    Providian Capital I, 9.525s, 2027                                      109                   85,524
                                                                                           ------------
                                                                                           $    813,822
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Phillips Petroleum Co., 8.5s, 2005                                 $   303             $    313,023
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                             20                   17,498
                                                                                           ------------
                                                                                           $    330,521
-------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Occidental Petroleum Corp., 6.75s, 2002                            $   341             $    334,054
    Occidental Petroleum Corp., 6.4s, 2003                                 357                  344,783
                                                                                           ------------
                                                                                           $    678,837
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    News America Holdings, Inc., 7.3s, 2028                            $   339             $    289,431
-------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Union Pacific Corp., 5.78s, 2001                                   $   157             $    153,365
    Union Pacific Corp., 6.34s, 2003                                       935                  896,497
                                                                                           ------------
                                                                                           $  1,049,862
-------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Federated Department Stores, Inc., 8.5s, 2003                      $   571             $    576,236
    Federated Department Stores, Inc., 6.3s, 2009                          375                  329,513
                                                                                           ------------
                                                                                           $    905,749
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    TCI Communications Financing III, 9.65s, 2027                      $ 1,102             $  1,217,490
    WorldCom, Inc., 8.875s, 2006                                            20                   20,737
                                                                                           ------------
                                                                                           $  1,238,227
-------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.1%
    Belo Ah Corp., 7.75s, 2027                                         $   202             $    171,189
-------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 6.4%
   Federal Home Loan Bank - 0.5%
    Federal Home Loan Bank, 5.7s, 2009                                 $   720             $    655,877
    Federal Home Loan Bank, 6.5s, 2028                                     573                  540,639
                                                                                           ------------
                                                                                           $  1,196,516
-------------------------------------------------------------------------------------------------------
   Federal National Mortgage Association - 5.9%
    FNMA, 5.722s, 2009                                                 $   465             $    416,902
    FNMA, 6.5s, 2028 - 2029                                              3,494                3,294,421
    FNMA, 6.625s, 2009                                                     600                  579,654
    FNMA, 7s, 2029                                                       5,285                5,102,743
    FNMA, 7.125s, 2010                                                   2,308                2,317,024
    FNMA, 7.25s, 2010                                                    1,689                1,706,008
    FNMA, 7.5s, 2029                                                     2,750                2,711,307
                                                                                           ------------
                                                                                           $ 16,128,059
-------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                                $ 17,324,575
-------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 11.0%
   Government National Mortgage Association - 3.8%
    GNMA, 7s, 2028                                                     $ 1,356             $  1,318,401
    GNMA, 7.5s, 2025 - 2027                                              2,737                2,718,246
    GNMA, 8s, 2022 - 2030                                                6,257                6,333,843
                                                                                           ------------
                                                                                           $ 10,370,490
-------------------------------------------------------------------------------------------------------
   U.S. Treasury Obligations - 7.2%
    U.S. Treasury Notes, 6.5s, 2005 - 2010                             $ 6,497             $  6,717,056
    U.S. Treasury Notes, 4.25s, 2010                                     2,544                2,580,405
    U.S. Treasury Bonds, 9.875s, 2015                                    1,628                2,207,470
    U.S. Treasury Bonds, 6.125s, 2029                                    8,192                8,273,920
                                                                                           ------------
                                                                                           $ 19,778,851
-------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                           $ 30,149,341
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.5%
    CalEnergy Co., Inc., 7.23s, 2005                                   $    15             $     14,587
    Cleveland Electric Illuminating Co., 7.67s, 2004                     1,997                1,967,744
    Cleveland Electric Illuminating Co., 7.88s, 2017                        81                   76,222
    CMS Energy Corp., 8.375s, 2003                                         928                  897,137
    CMS Energy Corp., 6.75s, 2004                                          600                  550,500
    CMS Energy Corp., 8s, 2011                                             235                  231,409
    Commonwealth Edison Company, 8.5s, 2022                                511                  508,363
    Connecticut Light & Power Co., 7.875s, 2001                             58                   58,186
    Connecticut Light & Power Co., 8.59s, 2003                             400                  397,216
    Connecticut Light & Power Co., 7.875s, 2024                             70                   69,978
    Entergy Mississippi, Inc., 6.2s, 2004                                  169                  160,285
    GGIB Funding Corp., 7.43s, 2011                                         84                   79,459
    Gulf States Utilities Co., 8.25s, 2004                                  84                   84,737
    Illinois Power Special Purpose Trust, 5.26s, 2003                       98                   96,953
    Niagara Mohawk Power Corp., 7.25s, 2002                                289                  285,409
    Niagara Mohawk Power Corp., 7.375s, 2003                                77                   75,924
    Niagara Mohawk Power Corp., 7.75s, 2006                                762                  759,737
    Niagara Mohawk Power Corp., 8.77s, 2018                                124                  127,728
    Niagara Mohawk Power Corp., 8.5s, 2023                                  50                   49,739
    Northeast Utilities, 8.58s, 2006                                       239                  240,790
    NRG Energy South Central, 8.962s, 2016                                 284                  284,994
    NRG Energy, Inc., 8.7s, 2005                                           195                  195,266
    NSTAR Co., 8s, 2010                                                    240                  241,164
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                   182                  172,225
    Texas Utilities Co., 5.94s, 2001                                       194                  189,821
    Toledo Edison Co., 7.875s, 2004                                        400                  390,752
    TXU Eastern Funding Co., 6.15s, 2002                                   137                  132,741
    Utilicorp United, Inc., 7s, 2004                                       131                  125,122
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                         353                  335,416
    Wisconsin Electric Power Co., 6.625s, 2002                             805                  791,597
                                                                                           ------------
                                                                                           $  9,591,201
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Coastal Corp., 6.2s, 2004                                          $   468             $    446,266
    Coastal Corp., 7.75s, 2010                                             639                  634,700
    Enron Corp., 7.875s, 2003                                              218                  219,323
    Tennessee Gas Pipeline Co., 7.625s, 2037                               260                  242,726
    Texas Gas Transmission Corp., 7.25s, 2027                              600                  551,472
    Williams Gas Pipelines Central, Inc., 7.375s, 2006                     140                  136,293
                                                                                           ------------
                                                                                           $  2,230,780
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    U. S. West Communications, Inc., 7.625s, 2003                      $   474             $    472,739
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $104,947,095
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Canada
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008 (Telecommunications)  $    88             $     71,379
-------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                         $   760             $    747,460
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $    818,839
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $107,519,228)                                                $105,765,934
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.0%
-------------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens-Illinois, Inc., 4.75%                                         10,100             $    224,725
-------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Lincoln National Corp., 7.75%                                       31,600             $    639,900
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    CMS Energy Corp., 8.75%                                             20,800             $    582,400
    NiSource, Inc., 7.75%                                               13,000                  514,312
                                                                                           ------------
                                                                                           $  1,096,712
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    El Paso Energy Capital Trust I, 4.75%                               12,300             $    791,813
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $3,122,908)                           $  2,753,150
-------------------------------------------------------------------------------------------------------

Preferred Stock - 0.2%
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    TXU Corp.* (Identified Cost, $699,463)                              13,300             $    517,037
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 0.7%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    Xerox Corp., 0s, 2018                                              $   630             $    327,600
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    Loews Corp., 3.125s, 2007                                          $ 1,880             $  1,565,100
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,987,857)                                      $  1,892,700
-------------------------------------------------------------------------------------------------------

Rights - 0.2%
-------------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------------
    CVS Corp. (Identified Cost, $743,268)                               10,000             $    708,125
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.4%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Associates First Capital Corp., due 7/03/00                        $ 8,527             $  8,523,732
    Federal Home Loan Mortgage Corp., due 7/03/00                        6,641                6,638,576
    Federal Home Loan Mortgage Corp., due 7/05/00                        5,000                4,996,472
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 20,158,780
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $270,057,751)                                          $273,578,919

Other Assets, Less Liabilities - (0.1)%                                                        (214,948)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $273,363,971
-------------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $270,057,751)            $273,578,919
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         4,854,144
  Cash                                                                   24,802
  Receivable for series shares sold                                     435,197
  Receivable for investments sold                                     5,132,010
  Interest and dividends receivable                                   1,776,385
  Other assets                                                            1,394
                                                                   ------------
      Total assets                                                 $285,802,851
                                                                   ------------
Liabilities:
  Payable for series shares reacquired                             $    164,261
  Payable for investments purchased                                   7,347,718
  Collateral for securities loaned, at value                          4,854,144
  Payable to affiliates -
    Management fee                                                        5,658
    Shareholder servicing agent fee                                         264
    Administrative fee                                                      132
  Accrued expenses and other liabilities                                 66,703
                                                                   ------------
      Total liabilities                                            $ 12,438,880
                                                                   ------------
Net assets                                                         $273,363,971
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $263,555,970
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      3,523,376
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 1,807,139
  Accumulated undistributed net investment income                     4,477,486
                                                                   ------------
      Total                                                        $273,363,971
                                                                   ============
Shares of beneficial interest outstanding                           15,774,902
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $273,333,523 / 15,773,144 shares of
    beneficial interest outstanding)                                 $17.33
                                                                     ======
Service Class shares:
  Net asset value per share
    (net assets of $30,448 / 1,758 shares of beneficial
    interest outstanding)                                            $17.32
                                                                     ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  4,071,107
    Dividends                                                         1,539,645
    Foreign taxes withheld                                              (23,464)
                                                                   ------------
      Total investment income                                      $  5,587,288
                                                                   ------------
  Expenses -
    Management fee                                                 $    960,858
    Trustees' compensation                                                4,500
    Shareholder servicing agent fee                                      44,840
    Distribution fee (Service Class)                                          3
    Administrative fee                                                   20,896
    Custodian fee                                                        51,526
    Printing                                                             31,170
    Postage                                                                  14
    Auditing fees                                                        26,650
    Legal fees                                                              819
    Miscellaneous                                                         3,520
                                                                   ------------
      Total expenses                                               $  1,144,796
    Fees paid indirectly                                                (13,850)
                                                                   ------------
      Net expenses                                                 $  1,130,946
                                                                   ------------
        Net investment income                                      $  4,456,342
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  2,575,558
    Foreign currency transactions                                           105
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  2,575,663
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $   (264,648)
    Translation of assets and liabilities in foreign currencies           2,402
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $   (262,246)
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $  2,313,417
                                                                   ------------
          Increase in net assets from operations                   $  6,769,759
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 2000           DECEMBER 31, 1999
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  4,456,342                 $  6,464,323
  Net realized gain on investments and foreign currency
    transactions                                                   2,575,663                    5,493,766
  Net unrealized loss on investments and foreign currency
    translation                                                     (262,246)                  (5,937,181)
                                                                ------------                 ------------
    Increase in net assets from operations                      $  6,769,759                 $  6,020,908
                                                                ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $ (6,442,824)                $ (3,664,354)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (6,203,873)                  (6,795,201)
                                                                ------------                 ------------
    Total distributions declared to shareholders                $(12,646,697)                $(10,459,555)
                                                                ------------                 ------------
Net increase in net assets from series share transactions       $ 23,112,931                 $ 89,384,826
                                                                ------------                 ------------
      Total increase in net assets                              $ 17,235,993                 $ 84,946,179
Net assets:
  At beginning of period                                         256,127,978                  171,181,799
                                                                ------------                 ------------
  At end of period (including accumulated undistributed
    net investment income of $4,477,486 and $6,463,968,
    respectively)                                               $273,363,971                 $256,127,978
                                                                ============                 ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                          PERIOD ENDED
                        SIX MONTHS ENDED           --------------------------------------------------------       DECEMBER 31,
                           JUNE 30, 2000              1999             1998            1997            1996              1995*
                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                    INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                       $17.75            $18.12           $16.63          $13.71          $12.25             $10.00
                                  ------            ------           ------          ------          ------             ------
Income from investment operations# -
  Net investment income(S)        $ 0.30            $ 0.53           $ 0.53          $ 0.52          $ 0.46             $ 0.41
  Net realized and unrealized
    gain on investments and
    foreign currency                0.15              0.05             1.49            2.40            1.30               2.32
                                  ------            ------           ------          ------          ------             ------
      Total from investment
        operations                $ 0.45            $ 0.58           $ 2.02          $ 2.92          $ 1.76             $ 2.73
                                  ------            ------           ------          ------          ------             ------
Less distributions declared to
  shareholders -
  From net investment income      $(0.44)           $(0.33)          $(0.24)         $ --            $(0.21)            $(0.25)
  From net realized gain on
    investments and foreign
    currency transactions          (0.43)            (0.62)           (0.29)           --             (0.09)             (0.23)
                                  ------            ------           ------          ------          ------             ------
      Total distributions
        declared to
        shareholders              $(0.87)           $(0.95)          $(0.53)         $ --            $(0.30)            $(0.48)
                                  ------            ------           ------          ------          ------             ------
Net asset value - end of
  period                          $17.33            $17.75           $18.12          $16.63          $13.71             $12.25
                                  ======            ======           ======          ======          ======             ======
Total return                        2.63%++          3.08%           12.33%          21.30%          14.37%             27.34%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                        0.90%+           0.90%            1.00%           1.00%           1.00%              1.00%+
  Net investment income             3.46%+           2.97%            3.05%           3.25%           3.59%              3.83%+
Portfolio turnover                    54%              112%             100%             93%             76%                16%
Net assets at end of period
  (000 omitted)                 $273,333          $256,128         $171,182         $75,612         $19,250             $2,797

  (S) Subject to reimbursement by the series, the investment adviser voluntary agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee of not greater than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and ratios would have been:
        Net investment income   $ --              $ --               $ 0.54          $ 0.52          $ 0.32             $ 0.22
        Ratios (to average net
          assets):
          Expenses##              --                --                 0.91%           1.02%           2.10%              2.49%+
          Net investment income   --                --                 3.14%           3.23%           2.49%              2.09%+
    * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JUNE 30, 2000*
                                                                 (UNAUDITED)
----------------------------------------------------------------------------
                                                        SERVICE CLASS SHARES
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $17.07
                                                                      ------
Income from investment operations# -
  Net investment income                                               $ 0.11
  Net realized and unrealized gain on investments and foreign
    currency                                                            0.14
                                                                      ------
    Total from investment operations                                  $ 0.25
                                                                      ------
Net asset value - end of period                                       $17.32
                                                                      ======
Total return                                                            2.57%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.13%+
  Net investment income                                                 3.35%+
Portfolio turnover                                                        54%
Net assets at end of period (000 omitted)                                $30

 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 71 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $4,725,561. These loans were collateralized by cash of $4,854,144 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                   SHARES             AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    4,854,144            $4,854,144

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period the series' custodian fees were reduced by $13,675 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $175 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                      $61,731,966       $47,969,075
                                                -----------       -----------
Investments (non-U.S. government securities)    $74,189,798       $83,211,853
                                                -----------       -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $270,057,751
                                                                   ------------
Gross unrealized appreciation                                      $ 15,754,491
Gross unrealized depreciation                                       (12,233,323)
                                                                   ------------
    Net unrealized appreciation                                    $  3,521,168
                                                                   ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class Shares
                                      SIX MONTHS ENDED JUNE 30, 2000       YEAR ENDED DECEMBER 31, 1999
                                      ------------------------------       ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,651,188        $45,954,251        6,249,799       $111,763,471
Shares issued to shareholders in
  reinvestment of distributions          741,742         12,646,694          577,557         10,459,550
Shares reacquired                     (2,051,926)       (35,518,835)      (1,840,037)       (32,838,195)
                                      ----------        -----------       ----------        -----------
  Net increase                         1,341,004        $23,082,110        4,987,319        $89,384,826
                                      ==========        ===========       ==========        ===========

Service Class Shares
                                         PERIOD ENDED JUNE 30, 2000*
                                         ---------------------------
                                          SHARES             AMOUNT
--------------------------------------------------------------------
Shares sold                                1,834            $32,157
Shares reacquired                            (76)            (1,336)
                                      ----------        -----------
  Net increase                             1,758            $30,821
                                      ==========        ===========

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $878. The series had no borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VTR-3  8/00   25M